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EXHIBIT 32

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that TO OUR KNOWLEDGE ON THE DATE OF THIS CERTIFICATION, this Quarterly Report, etc.

This 12th day of August 2004.

/s/ Monty G. Watson
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Chief Executive Officer/Principal Executive Officer

/s/ Kelly J. Johnson
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Chief Financial Officer/Principal Financial and Accounting Officer

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